SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
COMMISION FILE NUMBER 0-19687

Date of Report (Date of earliest event reported): January 4, 2019

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		57-0426694
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

4510 Cox Road, Suite 201, Richmond, Virginia		23060
(Address of principal executive offices)		(Zip Code)
(864) 822-3260
(Registrant's telephone number, including area code)

INAPPLICABLE
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on January 4, 2019 (the "Original 8-K") solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to ASTI Acquisition, LLC's (now American Stainless Tubing, LLC), a North Carolina limited liability company ("ASTI") and a subsidiary of Synalloy Corporation, a Delaware corporation ("Synalloy"), purchase of American Stainless Tubing, Inc.'s (now HLM Legacy Group, Inc.), a North Carolina corporation ("American Stainless"), ornamental stainless steel tubing operations in Statesville and Troutman, North Carolina. This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Unless indicated otherwise, the terms "Synalloy," "Company," "we," "us," and "our" refer to Synalloy Corporation and our consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
The following audited financial statements of American Stainless Tubing, Inc. (with independent auditors' report thereon) are attached hereto as Exhibit 99.1 and incorporated by reference herein:
•    Balance Sheet as of December 31, 2018.
•    Statement of Operations for the year ended December 31, 2018.
•    Statement of Changes in Stockholders' Equity for the year ended December 31, 2018.
•    Statement of Cash Flows for the year ended December 31, 2018.
•    Notes to Financial Statements.
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Synalloy is attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2018.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2018.

•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.
(c) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K/A:
Exhibit No,	Description of Exhibit
23.1	Consent of Keiter, Stephens, Hurst, Gary & Shreaves, P.C.
99.1	Audited financial statements of American Stainless Tubing, Inc. for the year ended December 31, 2018
99.2	Unaudited pro forma financial information of Synalloy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer and Principal Accounting Officer

Dated: March 18, 2019

EXHIBIT INDEX

Exhibit No.	Name
23.1	Consent of Keiter, Stephens, Hurst, Gary & Shreaves, P.C.
99.1	Audited financial statements of American Stainless Tubing, Inc. for the year ended December 31, 2018
99.2	Unaudited pro forma financial information of Synalloy Corporation